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                                                                        FORM 8-K
                                                                        --------



                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     April  15,  2002

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------

                  WYOMING          0-29651          06-15763-91
    (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation          File Number)          Identification No.)
       ----------------          ------------          -------------------

               70 ESSEX STREET, MYSTIC, CONNECTICUT          06355
                    (Address of principal executive offices)          (Zip Code)
                    ----------------------------------------          ----------

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On April 12, 2002 the Registrant announced that it has placed eight of its twenty employees in the Connecticut office on a temporary furlough.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  April  12,  2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     USA  VIDEO  INTERACTIVE  CORP.


Date  :     April  15,  2002          By  :     /s/  Anton  J.  Drescher
            ----------------                    ------------------------
               ANTON  J.  DRESCHER,
               CORPORATE  SECRETARY


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


                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]

     USA  VIDEO  INTERACTIVE  CORP.  REDUCES                    OVERHEAD

APRIL 12, 2002 - MYSTIC, CONNECTICUT - Mr. Edwin Molina, President of USA Video Interactive Corp. (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF; http://www.usvo.com/) wishes to advise that it has placed eight of its twenty
                  --
employees in the Connecticut office on a temporary furlough. All of these employees are on call, continue to be covered under the Company's benefit plan and are available on a per diem basis to fulfil sales contracts as required. This cost cutting measure is being done to reduce the Company's current overhead.

ABOUT  USA  VIDEO  INTERACTIVE
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added media delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality media delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. USVO has created Zmail, which uses StreamHQ(TM) to deliver rich media emails for advertising, marketing, corporate communications, and customer service applications. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on
July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
                                                                   ------------

USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT 06355; (800) 625-2200; (860) 572-1560. Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock
Exchange: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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This  press  release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.